Exhibit 10.1


         THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
                   REVOLVING CREDIT AGREEMENT
                    AND OTHER LOAN DOCUMENTS

               NEW ENGLAND BUSINESS SERVICE, INC.




      THIRD AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS dated as of March 13, 2003 (this "Amendment"), by and among NEW ENGLAND BUSINESS SERVICE, INC. (the "Borrower"), a Delaware corporation having its principal place of business at 500 Main Street, Groton, Massachusetts 01471, and the Subsidiaries of the Borrower listed on the signature pages hereto (the "Guarantors"), FLEET NATIONAL BANK, formerly known as BankBoston, N.A., a national banking association ("Fleet"), and the other lending institutions listed on Schedule 1 to the Credit Agreement referred to below (together with Fleet, the "Banks"), FLEET NATIONAL BANK, formerly known as BankBoston, N.A., as agent for itself and such other lending institutions (the "Agent"), and CITIZENS BANK OF MASSACHUSETTS, as syndication agent.

      WHEREAS, the Borrower, the Banks and the Agent are parties to a Second Amended and Restated Revolving Credit Agreement dated as of July 13, 2001 (as amended and in effect from time to time, the "Credit Agreement," capitalized terms defined therein having the same meanings herein as therein), pursuant to which the Banks have extended credit to the Borrower on the terms and subject to the conditions set forth therein;

     WHEREAS, the Borrower has requested that the Agent and the Banks amend the Credit Agreement to extend the Revolving Credit
Loan Maturity Date to February 28, 2006 and to make certain other revisions;

     WHEREAS, subject to the terms and conditions hereof, the Agent and the Banks are willing to permit such extension and such other revisions;

     WHEREAS, subject to the terms and conditions set forth herein, the Borrower, the Banks, and the Agent have agreed to amend the Credit Agreement and certain other Loan Documents, including the Addendum to Guaranty and the Intercompany Subordination Agreements as set forth herein;

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree to amend the Credit Agreement, the Addendum to Guaranty and the Subordination Agreements as follows:

     1.    Amendments to Definitions.  Section 1.1 of the  Credit
Agreement is hereby amended by:

          (a)   deleting the definition of "Applicable Eurodollar
     Rate Margin" in its entirety and substituting in lieu thereof the following new definition:

                "Applicable Eurodollar Rate Margin. For any fiscal quarter or portion thereof within any Interest Period with respect to any Eurodollar Rate Loan, 1.25% per annum; provided, however, that in the event that the ratio of Consolidated Funded Debt (calculated as of the last day of such fiscal quarter or portion thereof) to EBITDA (calculated for the four (4) consecutive fiscal quarters ending on the last day of such fiscal quarter or portion thereof) meets the requirements set forth in the chart below, the Applicable Eurodollar Rate Margin shall, commencing initially with the Third Amendment Effective Date and thereafter commencing with the date on which the Borrower delivers to the Banks the financial statements referred to in 6.4(a) or, as the case may be, 6.4(b) and ending on the date of the next change to be effected pursuant to this paragraph, be the percentage set forth opposite the applicable ratio of Consolidated Funded Debt to EBITDA in the table below:



Ratio of Consolidated Funded     Applicable Eurodollar
       Debt to EBITDA                 Rate Margin

Less   than  or   equal   to             0.55%
1.0:1.0

Greater  than  1.0:1.0   and             0.625%
less   than  or   equal   to
1.5:1.0

Greater  than  1.5:1.0   and             0.875%
less   than  or   equal   to
2.0:1.0

Greater  than  2.0:1.0   and             0.925%
less   than  or   equal   to
2.25:1.0

Greater than 2.25:1                      1.25%


          If any financial statements referred to above are not delivered within the time periods specified in 6.4(a) or, as the case may be, 6.4(b), then, until such financial statements are delivered, the Applicable Eurodollar Rate
     Margin as at the end of the fiscal period that would have been covered thereby shall, for the purposes of this definition, be deemed to be 1.25%. In addition, at all times while a Default or an Event of Default shall have occurred and be continuing, the Applicable Eurodollar Rate Margin shall, for the purposes of this definition, be deemed to be 1.25%."

          (b)   deleting  the definition of "Consolidated  Funded
     Debt" in its entirety and substituting in lieu thereof the following new definition:

                     "Consolidated Funded Debt.  At any  time  of
               determination, the sum of (i) the  amount  of  the
               Loans outstanding (after giving account to any amounts requested) plus accrued but unpaid interest thereon; plus (ii) the outstanding amount of any other Indebtedness for borrowed money (other than intercompany Indebtedness owed by the Borrower and its Subsidiaries to each other and permitted by the terms hereof) in respect of Capitalized Leases, Synthetic Leases or which is otherwise subject to the payment of interest plus accrued but unpaid interest on such Indebtedness, including expenses consisting of interest in respect of Capitalized Leases, Synthetic Leases and including commitment fee, agency fee, facility fee, utilization fee, balance deficiency fee and similar fee expenses in connection with the borrowing of money plus (iii) Indebtedness consisting of any Earnout Payment Obligations from and after such time as such Earnout Payment Obligations are properly classified as liabilities for purposes of generally accepted accounting principles."

          (c)   deleting  the  definition  of  "Consolidated  Net
     Income" in its entirety and substituting in lieu thereof the following new definition:

                     "Consolidated Net Income.  The  consolidated
     net   income   (or   deficit)  of  the  Borrower   and   its
     Subsidiaries, after deduction of all expenses, taxes and other proper charges, determined in accordance with generally accepted accounting principles."

          (d)   deleting  the  definition of "Consolidated  Total
     Interest Expense" in its entirety and substituting in lieu thereof the following new definition:

                "Consolidated Total Interest Expense. For any period, the aggregate amount of interest required to be expensed by the Borrower and its Subsidiaries in accordance with generally accepted accounting principles during such period on all Indebtedness of the Borrower and its Subsidiaries outstanding during all or any part of such period, including expense consisting of interest in respect of Capitalized Leases and Synthetic Leases, and excluding commitment fee, agency fee, facility fee, utilization fee, balance deficiency fee and similar fee expenses in connection with the borrowing of money."

          (e)   deleting  the  definition  of  "EBITDA"   in  its
     entirety and substituting in lieu thereof the following new definition:

               "EBITDA. The consolidated earnings (or loss) from the operations of the Borrower and its Subsidiaries for any period, after all expenses and other proper charges but before payment or provision for any income taxes, interest expense, depreciation or amortization for such period, and excluding the Restructuring Charges (to the extent taken), charges in respect of the impairment of goodwill or other intangible assets of the Borrower and any of its Subsidiaries in an amount not to exceed $20,000,000 in the aggregate and any nonrecurring, noncash gains, in each case determined in accordance with generally accepted accounting principles. For purposes hereof, EBITDA shall include, on a pro forma basis, EBITDA (calculated for any applicable period, commencing with the four consecutive fiscal quarters of the Borrower ending in the quarter in which such Permitted Acquisition is made) of any Subsidiary acquired by means of a Permitted Acquisition (including historical earnings and cash flows associated with such Subsidiary and any incurrence or reduction of Indebtedness associated with such Permitted Acquisition, but excluding any projected synergies or similar benefits expected to be realized as a result of such event)."

          (f)    deleting   the   definition   of   "Intercompany
     Subordination Agreement" in its entirety and substituting in lieu thereof the following new definition in the order required by alphabetical order:

                "R&M  Trust Intercompany Subordination Agreement.
     The  Intercompany  Subordination  Agreement,  dated  as   of
     October  8,  1998,  among the Agent, the  Borrower  and  R&M
     Trust."

          (g) deleting the definition of "Loan Documents" in its entirety and substituting in lieu thereof the following new definition:

               "Loan Documents. This Credit Agreement, the Notes, the Agent's Fee Letter, the Chiswick Trust
     Intercompany   Subordination  Agreement,   the   R&M   Trust
     Intercompany Subordination Agreement and any other subordination agreements entered into pursuant to 7.1(j) or
     (o), the Guaranty and all documents evidencing or relating to any interest rate protection arrangements entered into between the Borrower and any Bank."

          (h)  deleting the definition of "Notes" in its entirety
     and   substituting  in  lieu  thereof  the   following   new
     definition:

               "Notes.  The Competitive Bid Notes, the Syndicated
     Notes  and  any  replacements  for  such  Notes  issued   in
     connection with the Third Amendment or under 17.4 of the Credit Agreement."

          (i) deleting the definition of "Permitted Acquisition" in its entirety and substituting in lieu thereof the following new definition:

                "Permitted Acquisition. Any acquisition of any Person, business, division or specified group of assets by the Borrower or any of the Guarantors (other than Russell & Miller, R&M Trust and Chiswick Trust), provided that, with respect to any such other acquisition, (1) the Agent and the Majority Banks approve, in their sole discretion, such acquisition in writing in advance or (2) each of the following conditions is met:

                     (a)   immediately prior to  and  after,  and
               after giving effect to, such acquisition, no Default or Event of Default shall then exist;

                    (b)(i) the aggregate consideration paid or to be paid by the Borrower or any Guarantor (other than Russell & Miller, R&M Trust or Chiswick Trust) in connection with any single such acquisition (including consideration in the form of cash, Earnout Payment Obligations, or the assumption of Indebtedness for borrowed money, debt or other similar monetary obligations by the Borrower or any Guarantor (other than Russell & Miller, R&M Trust, or Chiswick Trust) (including such Indebtedness in existence prior to the date of such acquisition which was not incurred in connection with or contemplation thereof) but excluding stock or other equity interest consideration) shall not exceed $35,000,000 and
               (ii) the aggregate consideration paid or to be paid by the Borrower or any Guarantor (other than Russell & Miller, R&M Trust or Chiswick Trust) in connection with any such acquisition, including consideration of the types described in clause
               (b)(i) of this definition and stock or other equity interest consideration (as valued for the purpose of such acquisitions) shall not exceed $40,000,000;

                    (c)(i) the aggregate consideration paid or to
               be paid by the Borrower or any Guarantor (other than Russell & Miller, R&M Trust or Chiswick Trust) in connection with all such acquisitions (including consideration in the form of cash, Earnout Payment Obligations, or the assumption of Indebtedness for borrowed money, debt or other similar monetary obligations by the Borrower or any Guarantor (other than Russell & Miller, R&M Trust or Chiswick Trust) (including such Indebtedness in existence prior to the date of any such acquisition which was not incurred in connection with or contemplation thereof) but excluding stock or other equity interest consideration) shall not exceed $60,000,000 and
               (ii) the aggregate consideration paid or to be paid by the Borrower or any Guarantor (other than Russell & Miller, R&M Trust or Chiswick Trust) in connection with all such acquisitions, including consideration of the types described in clause
               (c)(i) of this definition and stock or other equity interest consideration (as valued for the purpose of such acquisitions) shall not exceed $80,000,000;

                      (d)    such  acquisition  shall  have  been
               approved by the board of directors and shareholders, if required, or other applicable management of such Person, and to the extent applicable, approval by final order of any relevant bankruptcy court;

                    (e) either (i) such acquisition is the acquisition of assets only (for use in substantially the same line of business as the line of business of the Borrower or any of its Subsidiaries) or (ii) such acquisition involves the purchase of the capital stock or other equity interests of a Person and each of the following conditions is met:

                       (A)   such  acquisition is the acquisition
               of one hundred percent (100%) of the capital stock or other equity interests of such Person.

                       (B)   such Person is in substantially  the
               same line of business as the Borrower or any of its Subsidiaries,

                       (C)   the  Borrower or a Guarantor  (other
               than  Russell  &  Miller, R&M  Trust  or  Chiswick
               Trust)   is   the  survivor  of  any   merger   or
               consolidation with such Person;

                       (D)   not less than ten (10) Business Days
               prior to such acquisition, the Borrower shall notify the Banks thereof, and

                       (E)      contemporaneously    with     the
               occurrence of any such acquisition, the Borrower shall (I) cause such Person, if such Person shall be engaged in business of any kind or nature (other than having qualified to do business in a foreign jurisdiction) or shall have a net worth or assets of more than a de minimis value, to guaranty all of the Obligations hereunder pursuant to the Guaranty, and (II) cause such Person to deliver to the Banks and the Agent (aa) evidence of proper corporate or other entity authorization, and (bb) legal opinions with respect to each of the matters and documents set forth in this clause
               (E), in each case, in form and substance satisfactory to the Agent and the Banks; and

                   (f) the Agent shall have received each of the following, each in form and substance satisfactory to the Agent: (i) a compliance certificate evidencing pro forma compliance with the requirements of 8 hereof following the consummation of any such acquisition, (ii) due diligence summaries evidencing the Borrower's or such Guarantor's (other than Russell & Miller, R&M Trust or Chiswick Trust), as the case may be, due diligence with respect to the Person or assets being acquired and (iii) such other information, including financial statements, as the Agent or the Majority Banks may request.

          (j)    deleting  the  definition  of  "Permitted  Joint
     Venture" in its entirety and substituting in lieu thereof the following new definition:

                 "Permitted Joint Venture. Investment by the Borrower or any Guarantor (other than Russell & Miller, R&M Trust or Chiswick Trust) in any Person, provided that, with respect to any such Investment, (1) the Agent and the Majority Banks approve, in their sole discretion, such Investment in writing in advance or (2) each of the following conditions is met:

                     (a)   immediately prior to  and  after,  and
     after giving effect to, such Investment, no Default or Event of Default shall then exist;

                     (b)  subject to the limitations set forth in
     subsection (d) of this definition, (i) the aggregate consideration paid or to be paid by the Borrower or any Guarantor (other than Russell & Miller, R&M Trust or Chiswick Trust) in connection with all such Investments (including consideration in the form of cash, Earnout Payment Obligations, or the assumption of Indebtedness for borrowed money, debt or other similar monetary obligations by the Borrower or any Guarantor (other than Russell & Miller, R&M Trust or Chiswick Trust) (including any such
     Indebtedness in existence prior to the date of such Investment which was not incurred in connection with or in contemplation thereof) but excluding stock or other equity interest consideration) shall not exceed $10,000,000, and
     (ii) the aggregate consideration paid or to be paid by the Borrower or any Guarantor (other than Russell & Miller, R&M Trust or Chiswick Trust) in connection with all such Investments, including consideration of the type described in and included in clause (b)(i) of this definition and stock or other equity interest consideration (as valued for the purpose of any such Investment) shall not exceed $20,000,000;

                     (c) such Investment shall have been approved by the board of directors and shareholders, if required, or other applicable management of such Person;

                     (d)  (i) such Person is in substantially the
     same line of business as the Borrower or any of its Subsidiaries or (ii) in a different line of business from that of the Borrower or any of its Subsidiaries so long as, and notwithstanding the limitations set forth in subsection
     (b) of this definition, (A) the aggregate consideration paid or to be paid by the Borrower or any Guarantor (other than Russell & Miller, R&M Trust, or Chiswick Trust) in connection with such Investment under this subsection
     (d)(ii) (including consideration in the form of cash, Earnout Payment Obligations, or the assumption of Indebtedness for borrowed money, debt or other similar monetary obligations by the Borrower or such Guarantor (other than Russell & Miller, R&M Trust, or Chiswick Trust) (including any such Indebtedness in existence prior to the date of such Investment which was not incurred in connection with or in contemplation thereof) but excluding stock or other equity interest consideration) shall not exceed $1,000,000, and (B) the aggregate consideration paid or to be paid by the Borrower or any Guarantor (other than Russell & Miller, R&M Trust or Chiswick Trust) in connection with such Investment under this subsection (d)(ii), including consideration of the type described in and included in clause (d)(ii)(A) of this definition and stock or other equity interest consideration (as valued for the purpose of any such Investment) shall not exceed $5,000,000;

                    (e) following the making of such Investment, neither the Borrower nor any of its Subsidiaries shall own a majority or more of the capital stock or other equity interests of such Person;

                     (f)   not  less than ten (10) Business  Days
     prior to the making of such Investment, the Borrower shall notify the Banks thereof; and

                     (g)   the Agent shall have received each  of
     the following, each in form and substance satisfactory to the Agent: (i) a compliance certificate evidencing pro forma compliance with the requirements of 8 hereof following the making of any such Investment, (ii) due diligence summaries evidencing the Borrower's or such Guarantor's (other than Russell & Miller, R&M Trust or Chiswick Trust), as the case may be, due diligence with respect to the Person, and (iii) such other information, including financial statements, as the Agent or the Majority Banks may request."

          (k)   deleting the definition of "Revolving Credit Loan
     Maturity Date" in its entirety and substituting in lieu thereof the following new definition:

                "Revolving  Credit Loan Maturity Date.   February
     28, 2006."

          (l)  deleting the definition of "Unsecured Subordinated
     Promissory Note" in its entirety.

          (m) inserting, in alphabetical order, the following new definitions:

               "Chiswick Trust Unsecured Subordinated Promissory Note. The promissory note evidencing the Indebtedness permitted by 7.1(o)(ii) in form and substance (including any modifications thereof) satisfactory to the Agent."

               "Earnout Payment Obligations.  In connection  with
     any   acquisition,  earnout  or  deferred   purchase   price
     obligations, such as payments required to be made in the future based on performance or other standards."

               "Intercompany      Subordination       Agreements.
     Collectively,  the Chiswick Trust Intercompany Subordination
     Agreement  and  the  R&M  Trust  Intercompany  Subordination
     Agreement."

               "R&M Trust Unsecured Subordinated Promissory Note.
     The promissory note evidencing the Indebtedness permitted by
     7.1(o)(i)    in   form   and   substance   (including    any
     modifications thereof) satisfactory to the Agent."

               "Third Amendment. The Third Amendment to Second Amended and Restated Revolving Credit Agreement dated as of March 13, 2003 among the Borrower, the Guarantors of the Borrower listed on the signature pages thereto, the Agent, and the Banks."

               "Third  Amendment Effective Date.  The  "Effective
     Date", as defined in the Third Amendment."

     2.    Amendment  of  2.7 of the Credit  Agreement.   Section
2.7(e) of the Credit Agreement is hereby deleted in its entirety.

     3. Amendment of 2.9 of the Credit Agreement. Section 2.9 of the Credit Agreement is hereby deleted in its entirety.

     4. Amendment of 4.2 of the Credit Agreement. Section 4.2 of the Credit Agreement is hereby amended by deleting in subsection (b), after the text "provided, further, that if the Total Commitment is increased or decreased during any calendar quarter", the text "pursuant to 2.9 hereof or otherwise".

     5.    Amendment  of  6.13 of the Credit Agreement.   Section
6.13 of the Credit Agreement is hereby restated in its entirety as follows:

          "6.13. Certain Intercompany Payments. The Borrower will (a) promptly upon R&M Trust's receipt thereof, cause R&M Trust to lend to the Borrower pursuant to the R&M Trust Unsecured Subordinated Promissory Note all amounts (net of reasonable, ordinary course operating expenses) received by it from time to time from Russell & Miller or otherwise, and (b) promptly upon Chiswick Trust's receipt thereof, cause Chiswick Trust to lend to the Borrower pursuant to the Chiswick Trust Unsecured Subordinated Promissory Note all amounts (net of reasonable, ordinary course operating expenses) received by it from time to time from Chiswick or otherwise."

     6.    Amendment  of  6.17 of the Credit Agreement.   Section
6.17  of  the  Credit Agreement is hereby amended  by  inserting, immediately  following  6.16 thereof  and  immediately  before  7 thereof, the following new 6.17:

           "6.17. Termination of Financing Statement and Lease. The Borrower shall (a) within sixty (60) days following the Third Amendment Effective Date, cause the termination of the financing statement (file number 972-004466 filed with the Tennessee Secretary of State's office) filed by FBS Business Finance Corporation against all inventory and proceeds thereof of PremiumWear, with the Borrower hereby acknowledging that there is no outstanding security interest evidenced by such financing statement and no Indebtedness outstanding with respect thereto and (b) prior to March 30, 2003, exercise its buy-out option to discontinue the commercial lease between the Borrower and
Cummings Properties, LLC with respect to the real property located at 400 West Cummings Park, Suites 1825 - 1925, Woburn, Massachusetts, and within sixty (60) days following the termination of such lease on September 30, 2003, cause the termination of the financing statement (file number 200209466700 filed with the Massachusetts Secretary of Commonwealth's office) filed by Cummings Properties, LLC to secure obligations under such lease."

     7.    Amendment of 7.1 of the Credit Agreement.  Section 7.1
of the Credit Agreement is hereby amended by:

               (a) deleting subsection (o) thereof in its entirety and substituting in lieu thereof the following new subsection (o):

                     "(o) Indebtedness of the Borrower to (i) R&M
          Trust under and pursuant to the R&M Trust Unsecured Subordinated Promissory Note from the Borrower to R&M Trust, which such Indebtedness is subordinated to the Obligations on terms and conditions satisfactory to the Agent, which shall include the R&M Trust Intercompany Subordination Agreement, and (ii) Chiswick Trust under and pursuant to the Chiswick Trust Unsecured Subordinated Promissory Note from the Borrower to Chiswick Trust, which such Indebtedness is subordinated to the Obligations on terms and conditions satisfactory to the Agent, which shall include the Chiswick Trust Intercompany Subordination Agreement;"

               (b) deleting subsection (r) thereof in its entirety and substituting in lieu thereof the following new subsection (r):

                    "(r) (i) Indebtedness of the Borrower not to exceed $50,000,000 in aggregate principal amount under the Note Purchase Agreement dated as of November 9, 2001 (the "Note Purchase Agreement"), by and among the Borrower and each of the purchasers listed in Schedule A attached thereto, so long as such Indebtedness is subject to the Intercreditor Agreement (as defined in the Note Purchase Agreement); and

                          (ii) so long as no Default or Event  of
          Default shall have occurred and be continuing or would occur as a result of the incurrence of any thereof and with the prior written consent of the Agent, unsecured Indebtedness of the Borrower to Persons which are not its Subsidiaries consisting of: (A) Indebtedness which is expressly subordinated and made junior to the payment and performance in full of the Obligations; and
          (B) Indebtedness which may rank pari passu with the Obligations;

               provided, however, that the aggregate principal amount of Indebtedness incurred pursuant to clauses (i) and (ii) shall not at any time exceed $125,000,000; the sum of the Total Commitment plus the aggregate principal amount of any Indebtedness otherwise permitted by this 7.1(r) shall not at any time exceed $325,000,000; and with respect to clause (ii) only,
          (1) the aggregate principal amount of Indebtedness incurred pursuant to 7.1(r)(ii) shall not at any time exceed $75,000,000; (2) the terms of any Indebtedness permitted pursuant to 7.1(r)(ii) shall include such terms and conditions as the Agent may require, with the Agent being satisfied with the form and substance of the documentation evidencing such Indebtedness and hereby being authorized to enter into such intercreditor or other agreements with the holders of any Indebtedness permitted by 7.1(r)(ii) as the Agent shall deem necessary or appropriate; and (3) prior to the incurrence of any Indebtedness pursuant to 7.1(ii), the Borrower shall provide to the Agent and each of the Banks pro forma financial statements and compliance certificates in the form of Exhibit G indicating that for the period from the date of the incurrence of such Indebtedness until the Revolving Credit Loan Maturity Date, no Default or Event of Default would result from the incurrence of such Indebtedness;"

                (c) deleting subsection (t) thereof in its entirety and substituting in lieu thereof the following new subsection (t):

                    "(t)  Indebtedness consisting of the guaranty
               by   any   Subsidiary  of  the  Borrower  of   any
               Indebtedness permitted by 7.1(r);"

               (d)   adding the following new subsections (u) and
               (v):

                      "(u)   in  connection  with  any  Permitted
               Acquisition, if any, Indebtedness consisting of any Earnout Payment Obligations;

                     (v)  Indebtedness of the Borrower or any  of
               its Subsidiaries (other than Russell & Miller, Chiswick Trust or R&M Trust) not otherwise expressly permitted under subsections (a) - (u) of this 7.1, in an aggregate amount not to exceed $5,000,000 at any one time."

      8.   Amendment of 7.3 of the Credit Agreement.  Section 7.3
of the Credit Agreement is hereby amended by:

               (a) deleting the text of subsection (f) in its entirety, and inserting in lieu thereof the following text:

                    "(f)   Investments  consisting  of  (i)   the
               Guaranty and (ii) any guaranty from any Subsidiary
               or   Subsidiaries  of  the  Borrower   guarantying
               Indebtedness permitted by 7.1(r);"

               (b) deleting subsection (t) thereof in its entirety and substituting in lieu thereof the following new subsection (t):

                    "(t) Investments by the Borrower or any of
               its Subsidiaries (other than Russell & Miller, Chiswick Trust and R&M Trust) in mutual funds, annuities or insurance policies directly relating to or in connection with the Indebtedness permitted by Section 7.1(q) in an aggregate amount not to exceed such Permitted Indebtedness; and"

               (c)  adding the following new subsection (u):

                    "(u) Investments not otherwise expressly
               permitted under subsections (a) - (t) of this 7.3, in an aggregate amount not to exceed
               $5,000,000."

     9. Amendment of 7.5 of the Credit Agreement. Section 7.5 of the Credit Agreement is hereby amended by deleting in Section 7.5.2(e) thereof, the text "Permitted Investments", and substituting in lieu thereof the text "Investments permitted under 7.3 hereof".

     10.   Amendment  of  7.11 and 7.12 of the Credit  Agreement.
Sections  7.11  and  7.12.2 of the Credit  Agreement  are  hereby amended by:

               (a) deleting subsection (c) in Section 7.11 and the sentence immediately following such subsection in their entirety, and inserting in lieu thereof the following text:

                     "(c) contemporaneously with the formation of
          a domestic Subsidiary, the Borrower shall (i) cause such domestic Subsidiary, if such domestic Subsidiary shall engage in business of any kind or nature (other than qualifying to do business in a foreign jurisdiction), shall have a net worth or assets of more than a de minimis value or shall issue any capital stock to any person other than the Borrower or a Subsidiary of the Borrower, to guaranty all of the Obligations hereunder pursuant to the Guaranty, and
          (ii) cause such domestic Subsidiary to deliver to the Banks and the Agent satisfactory evidence of proper corporate or other authorization and legal opinions with respect to such Guaranty. Upon the notice to the Agent required by subsection (b) of the immediately preceding sentence, and in the case of a domestic Subsidiary, the delivery to the Agent of the items required by subsections (c)(i) and (ii) of the immediately preceding sentence, Schedule 5.19 shall be, and shall be deemed to be, automatically amended to include such new Subsidiary."

               (b)   deleting  in Section 7.12.2,  the  text  "an
          Unsecured Subordinated Promissory Note" following the text "other than the lending to the Borrower pursuant to" and substituting in lieu thereof the following text "the R&M Trust Unsecured Subordinated Promissory Note or the Chiswick Trust Unsecured Subordinated Promissory Note (as applicable)"

               (c)   inserting in Section 7.12.2, the  text  "R&M
          Trust"   following   the  text  "the   Chiswick   Trust
          Intercompany   Subordination   Agreement,    the    R&M
          Contribution Agreement or the".

      11.   Amendment  of 7.14 and 7.15 of the Credit  Agreement.
Sections 7.14 and 7.15 of the Credit Agreement are hereby amended by:

               (a) deleting Section 7.14 in its entirety and inserting the following new 7.14 in lieu thereof:

                    "7.14.     Subordinated   or    Pari    Passu
               Indebtedness. The Borrower will not, and will not permit any of its Subsidiaries to,

                          (a)   amend,  supplement  or  otherwise
                    modify the terms of (i) any subordinated Indebtedness permitted by 7.1(r)(ii)(A) (other than any extension of the date of payment therefor or any reductions in the rate at which interest or other fees are payable to the holders thereof in connection therewith) or (ii) any pari passu Indebtedness permitted by 7.1(r)(i) or 7.1(r)(ii)(B) in any manner which could reasonably be expected to result in the occurrence of a Default or an Event of Default; provided, however, that the Borrower will not, and will not permit any of its Subsidiaries to, enter into any such amendments, supplements or modifications described in this subsection (a) without providing to the Agent and the Banks copies thereof within five (5) days following the effectiveness thereof; or

                          (b)  prepay,  redeem or repurchase  any
                    of the subordinated or pari passu Indebtedness permitted by 7.1(r); provided, however, that the Borrower may prepay, redeem or repurchase any pari passu Indebtedness permitted by 7.1(r)(i) or 7.1(r)(ii)(B) so long as (x) no Default or Event of Default has occurred and is continuing or would occur as a result thereof, and (y) immediately after each such prepayment, redemption or repurchase of pari passu Indebtedness permitted by 7.1(r)(i) and 7.1(r)(ii)(B),
                    (i) the aggregate amount of the Banks' Unfunded Commitments (after giving effect to all Syndicated Loans and Competitive Bid Loans requested) shall equal or exceed $10,000,000; and (ii) Consolidated Funded Debt, as of the date of such prepayment, redemption or repurchase (and after giving effect thereto), shall not exceed (A)(1) EBITDA for the four fiscal quarters of the Borrower ending at the end of the fiscal quarter of the Borrower ending immediately prior to such prepayment, redemption or repurchase multiplied by (2) 2.5 minus (B) $10,000,000."

               (b) inserting immediately following 7.14 thereof and immediately before 8 thereof, the following new 7.15:

                    "7.15.   Additional Lease  Obligations.   The
              Borrower will not, and will not permit any of its Subsidiaries to, incur any additional lease obligations (other than those permitted by 6.17) to Cummings Properties, LLC which are secured by any assets of the Borrower or any of its Subsidiaries."

     12. Amendment of 8.2 of the Credit Agreement. Section 8.2 of the Credit Agreement is hereby restated in its entirety as follows:

          "8.2  Minimum Fixed Charge Coverage Ratio.

          The Borrower will not, as at the end of any four (4) consecutive fiscal quarters of the Borrower ending on any quarter end, permit the ratio of (a) EBITDA for such period minus Capital Expenditures for such period to (b) Consolidated Total Interest Expense for such period plus any scheduled amortization payments on Indebtedness for borrowed money or in respect of any Capitalized Leases permitted by 7.1, to be less than (a) 4.00:1.00 for any such period ending on or before September 30, 2004 and (b) 3.25:1.00 for any such period ending thereafter."

     13. Amendment of 8.3 of the Credit Agreement. Section 8.3 of the Credit Agreement is hereby restated in its entirety as follows:

          "8.3.  Consolidated Net Worth.

          The Borrower will not permit Consolidated Net Worth at any time to be less than the sum of (a) $130,000,000, plus (b) on a cumulative basis, fifty percent (50%) of positive Consolidated Net Income for each fiscal quarter beginning with the fiscal quarter ended March 29, 2003, plus (c) one hundred percent (100%) of the proceeds of any sale by the Borrower or any Subsidiary of
(i) equity securities issued by the Borrower or such Subsidiary, or (ii) warrants or subscription rights for equity securities issued by the Borrower or such Subsidiary."

     14.   Amendment  of  11.1 of the Credit Agreement.   Section
11.1 of the Credit Agreement is hereby amended by deleting subsection (q) thereof, and substituting in lieu thereof the following new subsection (q):

          "(q) the holders of any Indebtedness permitted pursuant to 7.1(r) shall accelerate the maturity of all or any part of such Indebtedness, or, except in each case as permitted by 7.14 hereof, (i) the terms of such Indebtedness shall be amended, supplemented or otherwise modified without the prior written consent of the Agent and the Majority Banks, (ii) such Indebtedness shall be prepaid, redeemed or repurchased in whole or in part or (iii) an offer to prepay, redeem or repurchase such Indebtedness in whole or in part shall have been made;"

     15. Amendment of 15 of the Credit Agreement. Section 15 of the Credit Agreement is hereby amended by inserting after the text "or the transactions contemplated hereby" and before the text "including, without limitation,", the text "(except to the extent resulting solely from the gross negligence or willful misconduct of the indemnified party)".

     16.   Replacement of Schedules 1, 5.18, 5.19, 7.1,  7.2  and
7.3 to the Credit Agreement. Schedules 1, 5.18, 5.19, 7.1, 7.2 and 7.3 to the Credit Agreement are hereby deleted in their entirety, and Schedules 1, 5.18, 5.19, 7.1, 7.2 and 7.3 attached hereto are hereby substituted in lieu thereof.

     17. Transitional Arrangements; Allocations. Effective as of the Effective Date, each Bank shall make such dispositions and arrangements with each other Bank with respect to the then outstanding Loans (the "Adjustment") as shall result in the amount of Loans owed to each Bank being equal to the product of such Bank's Commitment Percentage multiplied by the aggregate Loans outstanding on the Effective Date (the "Adjusted Amount"). Each of the Borrower and the Guarantors hereby agrees that each Bank's Adjusted Amount shall be Loans owed by the Borrower to such Bank as if such Bank had initially made Loans to the Borrower in the amount of the Adjusted Amount. Each Bank hereby waives any breakage costs arising in connection with the Adjustment to which it might have otherwise been entitled under
4.10 of the Credit Agreement (as if the Adjustment resulted in prepayments of the Loans reallocated pursuant to the Adjustment). Upon the occurrence of the Adjustment, (a) the Agent shall appropriately adjust its records to reflect each Bank's Adjusted Amount and (b) the Borrower shall promptly issue to each of the Banks whose Commitment has changed an Amended and Restated Syndicated Note in the form of Exhibit A hereto in connection with this Amendment and the contemplated reallocation of the Total Commitment. Immediately thereafter each of the Banks receiving an Amended and Restated Syndicated Note shall promptly return to the Agent its existing Amended and Restated Syndicated Note. The Banks shall make any appropriate adjustments in payments received in respect of the Obligations which are allocable to periods prior to the Effective Date directly among themselves as shall be necessary to effect the proper allocation of such payments among the Banks, reflecting their respective portions of the applicable Obligations held by them from time to time.

     18. Amendment of Annex 1 to Form of Guaranty. The Addendum to Guaranty is hereby amended by inserting immediately following
Section 2 thereof the following new sections:

          "3. The Additional Guarantor is a wholly-owned direct or indirect Subsidiary of the Borrower.

          4. No provision of the Additional Guarantor's charter, other incorporation or formation papers, by-laws, or stock or certificate provisions prohibits the undersigned from making distributions to the Borrower.

          5. The Additional Guarantor hereby affirms that each of the representations and warranties set forth in 5 of the Credit Agreement is true and correct in all material respects with respect to the Additional Guarantor as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and except to the extent that such representations and warranties relate expressly to an earlier date)."


     19.  Amendment of Subordination Agreements.

     (a) the R&M Trust Subordination Agreement is hereby amended by the addition of the following new section:

     "16. Each of the Borrower, R&M Trust and the Agent hereby acknowledges and confirms that this Agreement continues in full force and effect, and all references to the Credit Agreement herein shall refer to the Second Amended and Restated Revolving Credit Agreement, dated as of July 13, 2001 by and among New England Business Service, Inc., as Borrower, Fleet National Bank, as Agent and the Banks listed on Schedule 1 thereto, as amended, restated, modified or supplemented from time to time."

     (b) the Chiswick Trust Subordination Agreement is hereby amended by the addition of the following new section:

     "16. Each of the Borrower, Chiswick Trust and the Agent hereby acknowledges and confirms that this Agreement continues in full force and effect, and all references to the Credit Agreement herein shall refer to the Second Amended and Restated Revolving Credit Agreement, dated as of July 13, 2001 by and among New England Business Service, Inc., as Borrower, Fleet National Bank, as Agent and the Banks listed on Schedule 1 thereto, as amended, restated, modified or supplemented from time to time."

      20. Representations and Warranties. The Borrower and each of the Guarantors hereby represents and warrants to the Agent and the Banks as of the date hereof, and as of any date on which the conditions set forth in 21 below are met, as follows:

          (a) The execution and delivery by each of the Borrower and the Guarantors of this Amendment and all other instruments and agreements, including without limitation the Replacement Notes (as defined in 21(b) hereto), required to be executed and delivered by the Borrower or any of the Guarantors in connection with the transactions contemplated hereby or referred to herein (collectively, the "Amendment Documents"), and the performance by each of the Borrower and the Guarantors of any of their obligations and agreements under the Amendment Documents and the Credit Agreement and the other Loan Documents, as amended hereby, are within the corporate or other authority of each of the Borrower and the Guarantors, have been authorized by all necessary corporate proceedings on behalf of each of the Borrower and the Guarantors, and do not and will not contravene any provision of law or the Borrower's charter or any of the Guarantors' charters, other incorporation or organizational papers, by-laws or any stock provision or any amendment thereof or of any indenture, agreement, instrument or undertaking binding upon the Borrower or any of the Guarantors.

           (b) Each of the Amendment Documents and the Credit Agreement and other Loan Documents, as amended hereby, to which the Borrower or any of the Guarantors is a party constitute legal, valid and binding obligations of such Person, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights.

           (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrower or any of the Guarantors of the Amendment Documents or the Credit Agreement or other Loan Documents, as amended hereby, or the consummation by the Borrower or any of the Guarantors of the transactions among the parties contemplated hereby and thereby or referred to herein.

           (d) The representations and warranties contained in 5 of the Credit Agreement and in the other Loan Documents were true and correct at and as of the date made. Except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents, changes occurring in the ordinary course of business (which changes, either singly or in the aggregate, have not been materially adverse) and to the extent that such representations and warranties relate expressly to an earlier date and after giving effect to the provisions hereof, such representations and warranties, after giving effect to this Amendment, also are correct at and as of the date hereof.

           (e) Each of the Borrower and the Guarantors has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions of this Amendment and the other Amendment Documents, there exists no Event of Default or Default.

            (f) Each of the Borrower and the Guarantors acknowledges and agrees that the representations and warranties contained in this Amendment shall constitute representations and warranties referred to in 11.1(e) of the Credit Agreement, a breach of which shall constitute an Event of Default.

     21. Effectiveness. This Amendment shall become effective as of the date first written above (the "Effective Date") upon the satisfaction of each of the following conditions, in each case in a manner satisfactory in form and substance to the Agent and the Banks:

     (a) This Amendment shall have been duly executed and delivered by each of the parties thereto and shall be in full force and effect;

     (b) The Borrower shall have executed and delivered to the Agent an Amended and Restated Syndicated Note in favor of each Bank which agrees to modify its Commitment in existence immediately prior to the Effective Date, in a principal amount equal to such Bank's Commitment (as allocated by the Agent hereunder and set forth in Schedule 1 attached hereto), such Note substantially in the form of Exhibit A hereto (the "Replacement Notes");

     (c) The Agent shall have received from the Secretary of the Borrower and each of the Guarantors a copy, certified by such Secretary to be true and complete as of the date hereof, of each of (i) its charter or other organizational documents as in effect on such date of certification, (ii) its by-laws as in effect on such date, and (iii) the resolutions of its Board of Directors or other management authorizing, to the extent it is a party thereto, the execution, delivery and performance of this Amendment, the Replacement Notes and any other Amendment Documents; provided, however, that in lieu of providing the items required by subsections (i) and (ii) of this subsection (c), such Secretary may certify, to the extent true and correct, that charter documents and by-laws previously provided to the Agent are true and correct as of the date hereof, in full force and effect and have not been amended, rescinded or revoked;

     (d) The Agent shall have received from each of the Borrower and the Guarantors an incumbency certificate, dated as of the date hereof, signed by a duly authorized officer of the Borrower or such Guarantor, as the case may be, and giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in the name and on behalf of the Borrower or such Guarantor, as the case may be, the Amendment Documents;

     (e)   The  Agent shall have received from the Borrower  good
standing   certificates  for  each  of  the  Borrower   and   the
Guarantors, issued by the Secretary of State of each such entity's jurisdiction of incorporation or organization;

     (f) The Agent shall have received favorable legal opinions addressed to the Agent and the Banks, dated as of the date hereof, in form and substance satisfactory to the Agent, from LeBoeuf, Lamb, Greene and MacRae LLP counsel to the Borrower, with respect to the Borrower and each Guarantor (with respect to its Guaranty);

     (g) The Agent shall have received in cash, for the account of each Bank party to this Amendment, an amendment fee in an amount agreed to by the Agent, the Borrower and such Bank;

     (h)  The Agent shall have received, for the account of Fleet
Securities, Inc., an arrangement fee in an amount equal to that agreed to by Fleet Securities, Inc., the Agent and the Borrower as of the date hereof; and

     (i)   Such  other  items, documents,  agreements,  items  or
actions  as  the  Agent  may  reasonably  request  in  order   to
effectuate the transactions contemplated hereby.

     22.  Miscellaneous Provisions.

     (a) Each of the Borrower and the Guarantors hereby ratifies and confirms all of its Obligations to the Agent and the Banks under the Credit Agreement, as amended hereby, and the other Loan Documents, including, without limitation, the Loans, and each of the Borrower and the Guarantors hereby affirms its absolute and unconditional promise to pay to the Banks and the Agent the Loans, reimbursement obligations and all other amounts due or to become due and payable to the Banks and the Agent under the Credit Agreement and the other Loan Documents, as amended hereby. Except as expressly amended hereby, each of the Credit Agreement and the other Loan Documents shall continue in full force and effect. This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment.

     (b) Without limiting the expense reimbursement requirements set forth in 14 of the Credit Agreement, the Borrower agrees to pay on demand all costs and expenses, including reasonable attorneys' fees, of the Agent incurred in connection with this Amendment.

      (c)   THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED  IN
ACCORDANCE  WITH  THE LAWS OF THE COMMONWEALTH  OF  MASSACHUSETTS
(WITHOUT REFERENCE TO CONFLICT OF LAWS) AND SHALL TAKE EFFECT  AS
A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

      (d) This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

          [Remainder of page intentionally left blank.]

           IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first set forth above.

                              BORROWER:

                              NEW ENGLAND BUSINESS SERVICE,
                              INC.



                              By:  /s/ Daniel M. Junius
                                 Name:  Daniel M. Junius
                                 Title: Executive Vice President,
                                        Chief Financial Officer and
                                        Treasurer

                              BANKS:

                              FLEET NATIONAL BANK formerly
                              known as BankBoston, N.A.,
                              individually and as Agent



                              By: /s/ Irene Bertozzi Bartenstein
                                 Name:  Irene Bertozzi Bartenstein
                                 Title: Vice President


                              KEY BANK N.A.


                              By:/s/ Lisa Hudson
                                  Name:  Lisa Hudson
                                  Title: Vice President


                              CITIZENS BANK OF
                              MASSACHUSETTS,
                              as successor to USTrust


                              By:/s/ Daniel Bernard
                                  Name:  Daniel Bernard
                                  Title: Vice President

                              SUNTRUST BANK


                              By:/s/ Todd Sheets
                                  Name:  Todd Sheets
                                  Title: Assistant Vice President


                              NATIONAL CITY BANK


                              By:/s/ Tara M. Handforth
                                  Name:  Tara M. Handforth
                                  Title:  Vice President


                              THE BANK OF NOVA SCOTIA


                              By:/s/ Todd S. Meller
                                  Name:  Todd S. Meller
                                  Title:  Managing Director


                              BANKNORTH, N.A.


                              By:/s/ Jon R. Sundstrom
                               Name:  Jon R. Sundstrom
                               Title:  Senior Vice President


                              WEBSTER BANK


                              By:/s/ Peter F. Samson
                                  Name:  Peter F. Samson
                                  Title:  Vice President

                       Signature page
                    to the Third Amendment

     Each of the undersigned hereby acknowledges the foregoing Third Amendment as of the Effective Date, agrees to the provisions of 18 and, to the extent applicable, 19 and further agrees that its obligations under the Guaranty will extend to the Credit Agreement, as so amended, and the other Loan Documents, as so amended.


                              MCBEE SYSTEMS, INC.



                              By: /s/ Daniel M. Junius
                                 Name:     Daniel M. Junius
                                 Title:    Treasurer



                              CHISWICK, INC.



                              By: /s/ Daniel M. Junius
                                 Name:     Daniel M. Junius
                                 Title:    Treasurer



                              PREMIUMWEAR, INC.



                              By: /s/ Daniel M. Junius
                                 Name:     Daniel M. Junius
                                 Title:    Treasurer



                              RAPIDFORMS, INC.



                              By: /s/ Daniel M. Junius
                                 Name:     Daniel M. Junius
                                 Title:    Treasurer

                              RUSSELL & MILLER, INC.



                              By: /s/ Daniel M. Junius
                                 Name:     Daniel M. Junius
                                 Title:    Treasurer


                              R&M TRUST
                              Daniel M. Junius and Craig
                              Barrows, as Trustees under
                              Declaration of Trust of R&M
                              Trust dated July 20, 1998 and
                              filed with the Secretary of
                              the Commonwealth of
                              Massachusetts on July 27,
                              1998, and not individually


                              By: /s/ Daniel M. Junius
                                Daniel M. Junius, as
                                Trustee under said
                                Declaration of Trust and
                                not individually


                              By: /s/ Craig Barrows
                                Craig Barrows, as Trustee
                                under said
                                Declaration of Trust and
                                not individually

                              CHISWICK TRUST
                              Daniel M. Junius and Craig
                              Barrows, as Trustees under
                              Declaration of Trust of
                              Chiswick Trust dated September
                              15, 1999 and filed with the
                              Secretary of the Commonwealth
                              of Massachusetts on September
                              17, 1999, and not individually


                              By: /s/ Daniel M. Junius
                                Daniel M. Junius, as
                                Trustee under said
                                Declaration of Trust and
                                not individually


                              By: /s/ Craig Barrows
                                Craig Barrows, as Trustee
                                under said
                                Declaration of Trust and
                                not individually


                              VERIPACK.COM, INC.



                              By: /s/ Daniel M. Junius
                                 Name:     Daniel M. Junius
                                 Title:    Treasurer


                              PWI HOLDINGS, INC.



                              By: /s/ Daniel M. Junius
                                 Name:     Daniel M. Junius
                                 Title:    Treasurer


                              NEBS INTERACTIVE, INC.



                              By: /s/ Daniel M. Junius
                                 Name:     Daniel M. Junius
                                 Title:    Treasurer